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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 24, 1999


                  SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                     333-62737                 13-3439681
         --------                     ---------                 ----------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)            Identification No.)


390 Greenwich Street
New York, New York                                               10013
------------------                                               -----
(Address of Principal                                          (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (212) 723-6391







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Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                   Item 601(a) of
                   Regulation S-K
Exhibit No.        Exhibit No.                       Description
-----------        -----------                       -----------

1                  5.1                               Opinion and Consent of
                                                     Thacher Proffitt & Wood.






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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SALOMON BROTHERS MORTGAGE
                                          SECURITIES VII, INC.


                                          By:      /s/ Vincent J. Varca
                                                   ----------------------------
                                          Name:    Vincent J. Varca
                                          Title:   Assistant Vice President


Dated: February 24, 1999





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                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                     Description
------            -----------                     -----------

1                 5.1                             Opinion and Consent of Counsel



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                                  EXHIBIT 5. 1



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                     [Letterhead of Thacher Proffitt & Wood]



                                        February 25, 1999


Salomon Smith Barney Inc.
390 Greenwich Street, 4th Floor
New York, New York  10013


            Opinion:  Underwriting Agreement
            Salomon Brothers Mortgage Securities VII, Inc.,
            Trust Certificates, Series 1999-1
            -----------------------------------------------

Ladies and Gentlemen:

         We have acted as counsel to Salomon Brothers Mortgage Securities VII, Inc. (the "Depositor") and Salomon Smith Barney Inc. ("Salomon") in connection with (i) the sale of certain mortgage pass-through certificates (the "Underlying Certificates") by Salomon to the Depositor pursuant to the Assignment and Assumption Agreement, dated February 25, 1999 (the "Assignment Agreement"), between Salomon and the Depositor, (ii) the simultaneous issuance by the Depositor of its Trust Certificates, Series 1999-1 (collectively, the "Trust Certificates"), pursuant to the Trust Agreement, dated February 25, 1999 (the "Trust Agreement"), between the Depositor and The Bank of New York as trustee (the "Trustee") and (iii) the simultaneous sale of the Trust Certificates by the Depositor to Salomon pursuant to the terms of the Underwriting Agreement, dated February 25, 1999 (the "Underwriting Agreement"; together with the Assignment Agreement and the Trust Agreement, the "Agreements") between the Depositor and Salomon (in such capacity, the "Underwriter"). Capitalized terms not defined herein have the meanings assigned to them in the Agreements.

         In rendering this opinion letter, we have examined the documents described above and such other documents as we have deemed necessary including, where we have deemed appropriate, representations or certifications of officers of parties thereto or public officials. In rendering this opinion letter, except for the matters that are specifically addressed in the opinions expressed below, we have assumed (i) the authenticity of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as copies, (ii) the necessary entity formation and continuing existence in the jurisdiction of formation, and the necessary licensing and qualification in all jurisdictions, of all parties to all documents, (iii) the necessary authorization, execution, delivery and enforceability of all documents, and the necessary entity power with respect thereto and



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(iv) that there is not any other agreement that modifies or supplements the agreements expressed in the documents to which this opinion letter relates and that renders any of the opinions expressed below inconsistent with such documents as so modified or supplemented. In rendering this opinion letter, we have made no inquiry, have conducted no investigation and assume no responsibility with respect to (a) the accuracy of and compliance by the parties thereto with the representations, warranties and covenants contained in any document or (b) the conformity of the underlying assets and related documents to the requirements of the agreements to which this opinion letter relates.

         Our opinions set forth below with respect to the enforceability of any right or obligation under any agreement are subject to (i) general principles of equity, including concepts of materiality, reasonableness, good faith and fair dealings and the possible unavailability of specific performance and injunctive relief, regardless of whether considered in a proceeding in equity or at law,
(ii) the effect of certain laws, regulations and judicial and other decisions upon the availability and enforceability of certain covenants, remedies and other provisions, including the remedies of specific performance and self-help and provisions imposing penalties and forfeitures and waiving objections to venue and forum, (iii) bankruptcy, insolvency, receivership, reorganization, liquidation, fraudulent conveyance and transfer, voidable preferences, moratorium and other similar laws affecting the rights of creditors or secured parties and (iv) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of any agreement which purport or are construed to provide indemnification with respect to securities law violations. However, the non-enforceability of any such provisions will not, taken as a whole, materially interfere with the practical realization of the benefits of the rights and remedies included in any such agreement which is the subject of any opinion expressed below, except for the considerations referred to in foregoing clause
(iv) and the consequences of any judicial, administrative, procedural or other delay which may be imposed by, relate to or arise from applicable laws, equitable principles and interpretations thereof.

         In rendering this opinion letter, we do not express any opinion concerning any law other than the federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware. We do not express any opinion with respect to the securities laws of any jurisdiction or any other matter not specifically addressed in the opinions expressed below.

         Based upon and subject to the foregoing, it is our opinion that:

         1. The Trust Agreement, assuming the authorization, execution and delivery thereof by the parties thereto, constitutes a valid and legally binding agreement under the laws of the State of New York, enforceable thereunder against the Depositor in accordance with its terms.

         2. The Trust Certificates, assuming the execution, authentication and delivery in accordance with the Trust Agreement and the delivery thereof and payment therefor in accordance with the Underwriting Agreement, are validly issued and outstanding and are entitled to the benefits of the Trust Agreement.




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         3.       Assuming compliance with the provisions of the Trust
                  Agreement, for federal income tax purposes, the Trust Fund will qualify as a real estate mortgage investment conduit ("REMIC") within the meaning of Sections 860A through 860G (the "REMIC Provisions") of the Internal Revenue Code of 1986, the Class R Certificates will constitute the sole class of "residual interests" in the REMIC and the Trust Certificates will represent ownership of "regular interests" in the REMIC and will generally be treated as debt instruments of the REMIC, within the meaning of the REMIC Provisions in effect on the date hereof. This opinion confirms and adopts the opinion set forth in the Registration Statement.

         We hereby consent to the filing of this opinion letter as an Exhibit to the Current Report of the Registrant on Form 8-K and to the Registration Statement, to the use of our name in the Prospectus and Prospectus Supplement under the heading "Legal Matters" and to the filing of this opinion letter as an exhibit to any application made by or on behalf of the Registrant or any dealer in connection with the registration or qualification of the Certificates under the securities law of any State of the United States or other jurisdiction, without admitting that we are "persons" within the meaning of Section 7(a) or 11(a)(4) of the 1933 Act, or "experts" within the meaning of Section 11 thereof, with respect to any portion of the Registration Statement.

                                         Very truly yours,

                                         THACHER PROFFITT & WOOD

                                         By /s/ Thacher Proffitt & Wood
                                            ---------------------------